UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2011
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of principal executive offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously disclosed, on March 1, 2005, MakeMusic, Inc. (the “Company”) and First Industrial, L.P. (“First Industrial”), entered into a lease agreement (the “Lease”) pursuant to which the Company leases approximately 22,174 square feet of office and warehouse space at 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota, 55344 (the “Original Premises”). On March 7, 2011, the Company entered into a First Amendment to Lease (the “Amendment”) with Eden Prairie Associates LLC, First Industrial’s successor in interest (the “Landlord”), which amends the Lease as follows:
•	The term of the Lease, which was scheduled to expire on March 31, 2011, was extended for a period of five years and three months until June 30, 2016 (the “Extension Term”). In addition, the Company may extend the term of the Lease for two successive three-year terms thereafter upon nine months’ prior written notice to the Landlord.

•	The Amendment expands the leased space to include approximately 3,076 square feet of additional space (together with the Original Premises, the “Premises”).

•	The Amendment provides that the Company shall pay no rent for the period from April 1, 2011 to June 30, 2011, during which time the Landlord will complete various improvements to the Premises. Thereafter, the Company will pay base monthly rent of $16,728.12 for the period from July 1, 2011 to June 30, 2012, which amount will be increased on an annual basis, with base monthly rent of $18,095.83 for the final twelve months of the Extension Term.
     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease and the Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:
10.1	Lease Agreement dated March 1, 2005 by and between First Industrial, L.P. and MakeMusic, Inc. — incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-QSB for the quarter ended March 31, 2005.

10.2	First Amendment to Lease Agreement dated March 7, 2011 by and between Eden Prairie Associates LLC and MakeMusic, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 11, 2011

MAKEMUSIC, INC.
/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

EXHIBIT INDEX
MakeMusic, Inc.
Form 8-K Current Report

Exhibit
Number	Description
10.2	First Amendment to Lease Agreement dated March 7, 2011 by and between Eden Prairie Associates LLC and MakeMusic, Inc.